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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2003
                                                 -----------------


                          NAPCO SECURITY SYSTEMS, INC.

               (Exact name of registrant as specified in charter)


   Delaware                           0-10004                11-2277818
(State or other                     (Commission             (IRS Employer
 jurisdiction of                    File Number)          Identification No.)
 incorporation)

333 Bayview Avenue, Amityville, NY                                  11701
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(Address of principal executive offices)                          (zip code)


Registrant's telephone number, including area code 631-842-9400
                                                   ------------

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEMS 1, 2, 3, 5, 6, 8 AND 9. NOT APPLICABLE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On December 15, 2003, the Registrant engaged Marcum & Kliegman LLP ("New Accountant") as the Registrant's principal independent accountants to audit its consolidated financial statements, replacing KPMG LLP (the "Former Accountants") as the Registrant's independent auditors, who were dismissed on the same day. The change was approved by the Registrant's audit committee and board of directors. The Registrant has not consulted with Marcum & Kliegman LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2003 audit regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements.

      The Former Accountants' report on the Registrant's financial statements for fiscal 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

      KPMG LLP was engaged as the Company's independent accountants on July 9, 2002. During the Registrant's 2002 fiscal year and the subsequent interim period preceding the date of termination, there were no disagreements between the Registrant and the Former Accountants on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, nor were there any "Reportable Events" within the meaning of Item 304(a)(1)(v) of Regulation S-K. The audit of the Registrant's fiscal 2003 financial statements, which was begun by KPMG LLP, was not completed. In performing its audit of the fiscal 2003 financial statements, KPMG LLP identified an international tax matter concerning the Registrant's Dominican Republic subsidiary and to date, such matter is still unresolved.

      The Registrant has requested Former Accountants to provide the Registrant with a letter addressed to the Commission stating whether it agrees or disagrees with the Statements contained herein and we have included that letter as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired: Not applicable

      (b)   Pro forma financial information: Not applicable

      (c)   Exhibits:

            Exhibit 16.1 Letter of KPMG LLP dated December 19, 2003




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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2003

                                    NAPCO SECURITY SYSTEMS, INC.
                                    (Registrant)



                                     By: /s/ Kevin S. Buchel
                                         Kevin Buchel, Senior Vice President